UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015

CrossAmerica Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 17, 2015, CrossAmerica Partners LP (the “Partnership”) closed on its previously announced purchase of all of the outstanding capital stock of Erickson Oil Products, Inc. and certain related assets for an aggregate cash purchase price of $85 million, subject to certain post-closing adjustments. The transactions resulted in the acquisition of a total of 64 convenience store sites located in Minnesota, Michigan, Wisconsin and South Dakota, by subsidiaries of the Partnership. The transaction was financed under the Partnership’s credit facility.

The acquisition was consummated pursuant to (i) a definitive Stock Purchase Agreement, dated December 9, 2014, by and between Minnesota Nice Holdings Inc., an indirect wholly owned subsidiary of the Partnership (“Minnesota Nice Holdings”), and the Partnership, on one hand, and GST Non-Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010 and GST Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010, on the other hand, and (ii) a definitive Real Estate Purchase and Sale Agreement, dated December 9, 2014, by and between Minnesota Nice Holdings, the Partnership and Team Investments LLC, the rights to which were assigned by Minnesota Nice Holdings to an affiliated subsidiary of the Partnership, Lehigh Gas Wholesale Services, Inc.

On February 17, 2015, the Partnership issued a press release announcing the closing of the transaction described in this Item 2.01. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) To be filed by amendment. The registrant hereby undertakes to file the financial information required to be filed in response to this item on an amendment to its Current Report on Form 8-K no later than 75 calendar days after February 17, 2015.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Stock Purchase Agreement, dated as of December 9, 2014, by and among Minnesota Nice Holdings, Inc., CrossAmerica Partners LP, GST Non-Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010 and GST Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010 (incorporated herein by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2014)

2.2	Real Estate Purchase and Sale Agreement, dated as of December 9, 2014, by and among Minnesota Nice Holdings, Inc., CrossAmerica Partners LP and Team Investments LLC (incorporated herein by reference to Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2014)

99.1	Press Release dated February 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
	By:	CrossAmerica GP LLC
its general partner

Dated: February 20, 2015	By:	/s/ Gérard J. Sonnier
		Name:	Gérard J. Sonnier
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit Description

2.1	Stock Purchase Agreement, dated as of December 9, 2014, by and among Minnesota Nice Holdings, Inc., CrossAmerica Partners LP, GST Non-Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010 and GST Exempt Family Trust Created Under the David B. Erickson Revocable Trust UAD May 12, 2010 (incorporated herein by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2014)

2.2	Real Estate Purchase and Sale Agreement, dated as of December 9, 2014, by and among Minnesota Nice Holdings, Inc., CrossAmerica Partners LP and Team Investments LLC (incorporated herein by reference to Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2014)

99.1	Press Release dated February 17, 2015